INVESTMENTS IN GOLDSHARE HOLDINGS LIMITED	12 Months Ended
Dec. 31, 2013
Schedule of Investments [Abstract]
Investment Holdings, Schedule of Investments [Text Block]
16.	INVESTMENTS IN GOLDSHARE HOLDINGS LIMITED

On April 1, 2011, the Group entered into a note subscription and share purchase agreement with Goldshare Holdings Limited (“Goldshare”). Goldshare engages in the business of distribution of chassis, capacitors, resistors and enclosures with most of its operations in the PRC. The purchase consideration will be contingently payable at various dates upon achieving certain agreed future earnings levels of Goldshare.

Pursuant to the agreement, the Group agreed to a) subscribe to a convertible promissory note to be issued by Goldshare for RMB20,000; and b) acquire 3,142,857 shares (representing 44% of the outstanding shares) of Goldshare for a cash consideration of RMB22,000 (the “Goldshare Agreement”). The note is convertible into 2,857,143 new shares of Goldshare at the option of the Group. If the Group exercises the conversion option of the convertible note, the Group will hold a total of 60% of the outstanding shares of Goldshare and Goldshare will become a subsidiary of the Group.

At December 31, 2013, the Group had made a payment of RMB22,825 to Goldshare. The proposed acquisition has not been completed because certain closing conditions, including the condition that required Goldshare to provide detailed monthly operation plan for a twelve-month period to the Group’s reasonable satisfaction, had not yet been fulfilled. The Group also has not exercised the conversion option of the convertible note. In May 2014, the Group reached a written agreement with Goldshare that the advance of RMB22,825 will be converted into a loan which bears annual interest rate of 5% and is repayable on December 31, 2014. The repayment date can be extended after mutual agreement between Goldshare and the Group. The Group continues to have the option to complete the acquisition according to the previous agreement.

On November 20, 2013, MDC, a subsidiary of the Group, entered into a loan agreement with Goldshare under which a RMB218,000 (USD36,000) loan was extended to a subsidiary of Goldshare. The loan is interest bearing at 5% per annum and is repayable on June 30, 2014. The repayment date can be extended after mutual agreement between Goldshare and MDC.

According to the loan agreement, Goldshare is to use the funds to bid for a project which involves the resale of certain electronic components to a third party manufacturer. If the bid is won, MDC will be responsible for project management and have the power to make major operating decisions in relation to the project, and Goldshare will be responsible for the underlying activities of the project. Pursuant to the agreement, Goldshare and MDC shall receive 30% and 70% of the after-tax profits of the project respectively. As at December 31, 2013, the result of the bidding was still pending and the project had not commenced.

At December 31, 2013, management expected both the advance of RMB22,825 and the loan of RMB218,000 made to Goldshare would not be repaid by December 31, 2014 and therefore has included the amounts in “Other Assets” in the consolidated balance sheet and classified the amounts due from Goldshare as noncurrent assets.